SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                  FORM 8-K/A-1

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      September 24, 1997
                                                 ----------------------------


                              Travelers Group Inc.
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             (Exact name of registrant as specified in its charter)


         Delaware                        1-9924                   52-1568099
      ---------------                 ------------           -------------------
      (State or other                 (Commission               (IRS Employer
      jurisdiction of                 File Number)           Identification No.)
      incorporation)

           388 Greenwich Street, New York, New York          10013
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           (Address of principal executive offices)        (Zip Code)

                                 (212) 816-8000
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              (Registrant's telephone number, including area code)
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                              TRAVELERS GROUP INC.
                           Current Report on Form 8-K

                                EXPLANATORY NOTE

This Form 8-K/A-1 is being filed by Travelers Group Inc. (the "Company") to revise certain pro forma financial information previously filed, to conform it to the information included in the Company's Registration Statement on Form S-4, No. 333-38647, filed on October 24, 1997. The pro forma financial information, which relates to the Company's proposed acquisition of Salomon Inc, is being filed as Exhibit 99.03 to this Form 8-K/A-1 and is incorporated herein by reference.


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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)   Exhibits:

Exhibit No.                         Description
-----------                         -----------

2.01 Agreement and Plan of Merger among Travelers Group Inc., Diamonds Acquisition Corp. and Salomon Inc, dated as of September 24, 1997

23.01                         Consent of Arthur Andersen LLP

99.01 Consolidated financial statements of Salomon Inc and its subsidiaries as of December 31, 1996 and 1995 and for each of the years in the three-year period ended December 31, 1996, together with the notes thereto and the report of the independent auditors

99.02 Unaudited consolidated financial statements of Salomon Inc as of June 30, 1997 and for the six-month periods ended June 30, 1997 and 1996, together with the notes thereto

99.03* Unaudited Pro Forma Condensed Combined Statement of Financial Position as of June 30, 1997, and Unaudited Pro Forma Condensed Combined Statement of Income for the six months ended June 30, 1997 and 1996 and for each of the years in the three-year period ended December 31, 1996

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* Filed herewith. All other exhibits were filed with the initial filing of the
  Form 8-K on September 25, 1997.


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

                                    SIGNATURE



      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  October 28, 1997
                                        TRAVELERS GROUP INC.



                                        By: /s/ Irwin Ettinger
                                            ----------------------------
                                            Irwin Ettinger
                                            Executive Vice President